EXHIBIT 23(a) TO
                FORM S-8 REGISTRATION STATEMENT
                          REGARDING
                     THE CLOROX COMPANY
              LONG-TERM COMPENSATION PROGRAM




INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration
Statement of The Clorox Company on Form S-8 of the reports of Deloitte & Touche dated August 10, 1994, appearing in and incorporated by reference in the Annual Report on Form 10-K of The Clorox Company for the year ended June 30, 1994.





/s/ DELOITTE & TOUCHE LLP

San Francisco, California
November 21, 1994







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